Guru Favorite Stocks ETF
Schedule of Investments
August 31, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 95.9%
Application Software - 4.4%
2,537	Fair Isaac Corp. (a)	$1,140,128

Asset Management & Custody Banks - 6.1%
17,897	Brookfield Asset Management, Inc. (b)	861,025
14,215	KKR & Co., Inc.	718,710
		1,579,735
Cable & Satellite - 3.0%
21,256	Comcast Corp.	769,255

Consumer Finance - 3.5%
5,958	American Express Co.	905,616

Data Processing & Outsourced Services - 7.3%
2,804	Mastercard, Inc.	909,533
4,950	Visa, Inc.	983,615
		1,893,148
Diversified Banks - 5.8%
14,994	Citigroup, Inc.	731,857
17,460	Wells Fargo & Co.	763,177
		1,495,034
Financial Exchanges & Data - 5.9%
2,538	Moody’s Corp.	722,112
2,284	S&P Global, Inc.	804,379
		1,526,491
Interactive Media & Services - 3.2%
7,620	Alphabet, Inc. (a)	831,723

Internet & Direct Marketing Retail - 4.1%
8,320	Amazon.com, Inc. (a)	1,054,726

Investment Banking & Brokerage - 6.8%
12,819	Charles Schwab Corp.	909,508
2,538	Goldman Sachs Group, Inc.	844,316
		1,753,824
Life & Health Insurance - 3.3%
6,853	Primerica, Inc.	868,618

Managed Health Care - 8.8%
2,411	Elevance Health, Inc.	1,169,600
2,157	UnitedHealth Group, Inc.	1,120,195
		2,289,795
Movies & Entertainment - 2.8%
6,429	Walt Disney Co. (a)	720,562

Guru Favorite Stocks ETF
Schedule of Investments (Continued)
August 31, 2022 (Unaudited)

Shares		Value
Multi-Sector Holdings - 3.7%
3,427	Berkshire Hathaway, Inc. (a)	$962,302

Property & Casualty Insurance - 5.0%
10,660	Progressive Corp.	1,307,449

Real Estate Services - 5.7%
10,026	CBRE Group, Inc. (a)	791,653
3,935	Jones Lang LaSalle, Inc. (a)	680,755
		1,472,408
Regional Banks - 2.9%
4,950	First Republic Bank	751,558

Semiconductors - 2.7%
12,436	Micron Technology, Inc.	703,007

Systems Software - 7.3%
4,314	Microsoft Corp.	1,127,982
10,280	Oracle Corp.	762,262
		1,890,244
Technology Hardware, Storage & Peripherals - 3.6%
5,964	Apple, Inc.	937,660

	TOTAL COMMON STOCKS (Cost $29,713,005)	24,853,283

REAL ESTATE INVESMENT TRUSTS - 3.7%
3,807	American Tower Corp.	967,168
	TOTAL REAL ESTATE INVESMENT TRUSTS (Cost $1,055,336)	967,168

MONEY MARKET FUNDS - 0.4%
96,872	First American Government Obligations Fund - Class X, 2.04% (c)	96,872
	TOTAL MONEY MARKET FUNDS (Cost $96,872)	96,872

	TOTAL INVESTMENTS (Cost $30,865,213) - 100.0%	25,917,323
	Other Assets in Excess of Liabilities - 0.0% (d)	11,428
	TOTAL NET ASSETS - 100.0%	$25,928,751

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	Non-Income producing security.

(b)	Foreign issued security.

(c)	Rate shown is the 7-day effective yield.

(d)	Represents less than 0.05% of net assets.

GURU FAVORITE STOCKS ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2022, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GURU FAVORITE STOCKS ETF

The following is a summary of the fair value classification of the Fund’s investments as of August 31, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Guru Favorite Stocks ETF
Assets*
Common Stocks	$24,853,283	$-	$-	$24,853,283
Real Estate Investment Trusts	967,168	-	-	967,168
Money Market Funds	96,872	-	-	96,872
Total Investments in Securities	$25,917,323	$-	$-	$25,917,323

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended August 31, 2022, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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